UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders of Delta Air Lines, Inc. (the “Company”) held on June 20, 2019, four proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed on April 26, 2019.

A brief description of the proposals and the final results of the votes for each matter follows:

1.	The shareholders elected all twelve director nominees to serve as members of the Company’s Board of Directors until the Company’s 2020 Annual Meeting of Shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward H. Bastian	515,877,044	692,243	819,586	71,268,198
Francis S. Blake	505,012,535	11,693,888	682,450	71,268,198
Daniel A. Carp	504,847,116	11,848,032	693,725	71,268,198
Ashton B. Carter	516,043,904	646,724	698,245	71,268,198
David G. DeWalt	516,113,768	562,907	712,198	71,268,198
William H. Easter III	513,996,411	2,557,565	834,897	71,268,198
Christopher A. Hazleton	516,101,799	582,640	704,434	71,268,198
Michael P. Huerta	516,084,063	609,866	694,944	71,268,198
Jeanne P. Jackson	513,709,239	3,067,173	612,461	71,268,198
George N. Mattson	512,340,670	4,362,625	685,578	71,268,198
Sergio A. L. Rial	514,007,120	2,571,598	810,155	71,268,198
Kathy N. Waller	515,398,559	1,373,166	617,148	71,268,198

2.	The shareholders approved the advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
492,947,780	23,417,160	1,023,933	71,268,198

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for 2019:

For	Against	Abstain	Broker Non-Votes
579,514,491	8,123,348	1,019,232	Not Applicable

4.	The shareholders did not approve the adoption of a shareholder proposal regarding the ability of shareholders to act by written consent requiring the minimum number of votes necessary to authorize an action:

For	Against	Abstain	Broker Non-Votes
191,925,035	323,397,811	2,066,027	71,268,198

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Peter W. Carter
Date: June 20, 2019	Peter W. Carter Executive Vice President & Chief Financial Officer

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